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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-07324

Gardner Lewis Investment Trust
(Exact name of registrant as specified in charter)

285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania	19317
(Address of principal executive offices)	(Zip code)

CT Corporation System, 155 Federal Street, Suite 700, Boston, Massachusetts 02110
(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.
The Law Offices of John H. Lively & Associates, Inc.
A Member Firm of the 1940 Act Law Group
2041 West 141st Terrace, Suite 119
Leawood, Kansas  66224

Registrant's telephone number, including area code:    (610) 558-2800

Date of fiscal year end:         October 31, 2010

Date of reporting period:       October 31, 2010

Item 1.	Reports to Stockholders.

The Chesapeake Core Growth Fund Annual Report October 31, 2010
Investment Advisor	Administrator
Gardner Lewis Asset Management, L.P.	Ultimus Fund Solutions, LLC
285 Wilmington-West Chester Pike	P.O. Box 46707
Chadds Ford, Pennsylvania 19317	Cincinnati, Ohio 45246-0707
www.chesapeakefunds.com	1-800-430-3863

The Chesapeake Core Growth Fund Letter to Shareholders

December 9, 2010

Market Environment: When the fiscal year began in November 2009, the market was just coming off a consolidation after rallying over 60% during a 6-month period that began in early March. The brief pause gave way to another push higher through the end of the calendar year and into mid-January, as prospects for a global economic recovery gained better footing. Strong businesses that had overcome the recessionary storm and were thriving in their respective markets were seeing the prices of their stocks being rewarded accordingly.

The remainder of the fiscal year consisted of a series of volatile shifts, as investor sentiment appeared to swing primarily on macro concerns. The selloff in mid-January, while companies were broadly reporting very positive earnings results, seemed to be driven by concerns about China tightening monetary policy, sovereign debt concerns in Europe, and attacking rhetoric from Washington on both the health care and banking industries.

The market then reversed course and rallied into late April, hitting a 17-month high amidst another strong earnings season and improving economic data, including the best jobs growth in 3 years, a 5-year high for manufacturing data, and solid home sales figures. Shortly after hitting that peak, however, the market was derailed by a potent combination of BP’s Gulf of Mexico disaster, renewed fears of a European debt crisis and slowdown in China, and continued uncertainty revolving around forthcoming policy change in the United States.

A July rally that was stoked by yet another solid earnings season was largely undone in August when weaker global economic data brought the return of “double dip” fears, with the uncertainty feeding continuing outflows from equities into fixed income investments. The bumpy year saw another directional change in September when the market shook off the pessimism and rebounded to post its largest September gain since the 1930s.

September’s historic move carried into October, with the market finishing the fiscal year not far off from its high-point for the year. Broad-based earnings strength and the anticipation of quantitative easing from the Fed fueled gains each week, leading up to the midterm elections that many expected would provide some clarity for the business environment, which is encouraging as we head into the new fiscal period.

Portfolio Review. The following table breaks out the holdings of the Chesapeake Core Growth Fund (the “Fund”) by economic sector and compares 2009 and 2010 fiscal year-end holdings to those of the S&P 500 Total Return Index (“S&P 500”).

1

Economic Sector	S&P 500 10/31/2009	Fund 10/31/2009	S&P 500 10/31/2010	Fund 10/31/2010
Consumer Discretionary	9%	12%	11%	18%
Consumer Staples	12%	5%	11%	3%
Energy	12%	6%	11%	9%
Financials	15%	15%	15%	10%
Health Care	13%	19%	12%	16%
Industrials	10%	7%	11%	8%
Information Technology	19%	29%	19%	28%
Materials	3%	4%	4%	6%
Telecommunication Services	3%	2%	3%	2%
Utlities	4%	1%	3%	0%

The most significant sector shifts in the Fund during the fiscal year were decreases in Financials and Health Care, with that capital being mostly redeployed to Energy and Consumer Discretionary. Relative to the broad market, our largest sector overweights at the end of the fiscal year are in Information Technology and Consumer Discretionary, while we are most underexposed to Consumer Staples and Financials.

During the Fund’s fiscal year, nearly all sectors contributed positively to portfolio gains. Consumer Discretionary, Information Technology, and Health Care posted the strongest positive contributions to overall returns, and Industrials and Materials each had gains of over 30% for the year. Only Financials, Consumer Staples, and Utilities posted negative contributions, and the latter two sectors were among our smallest exposures in the portfolio, which limited their impact on the portfolio’s results.

The Fund’s most significant individual contributors to gains this fiscal year were Apple Computer (consumer electronics), Humana (health care plans), Boeing (aerospace/defense), Dollar Tree Stores (discount, variety stores), and Oracle (application software). The principal detractors were CVS Caremark (drug stores), Bank of America (diversified banking services), eBay (internet retail services), J Crew Group (apparel stores), and Adobe Systems (application software).

The Fund’s total return of 13.24% this fiscal year compares to 16.52% for the S&P 500 Index.

Outlook.

The recent volatility and uncertainty seem to have driven many individual investors from equity markets and caused many institutions to significantly cut their allocations to the asset class, choosing instead to seek comfort in nearly nonexistent yields provided by fixed income instruments. We think this herd mentality presents great opportunity for fundamental investors, like us, who conduct diligent company-level research. In fact, we believe the stock-picking opportunity to be as good as any we have seen and that many who think they are de-risking their portfolios will ultimately be proven to have done just the opposite.

2

We believe the tone in the markets is improving and we are starting to see differentiation among stocks, which, to us, is a welcome sign. As we exit election season, we believe some of the market’s volatility will ease and businesses will start to gain some clarity about both tax and regulatory direction from Washington, allowing them to return to forward planning. The removal of these uncertainties provides a backdrop that could help many stocks thrive after appearing to have been held back for much of the past year.

We are pleased with the results our companies have posted this year. While the reaction to those results hasn’t always been as strong as we would have liked thus far, we believe that psychology will shift, ultimately rewarding these companies and delivering results for our investors.

Sincerely,

W. Whitfield Gardner	John L. Lewis

The views in the foregoing discussion were those of the Fund’s investment adviser as of the date set forth above and may not reflect their views on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee waivers and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

3

The Chesapeake Core Growth Fund

Comparison of the Change in Value of a $10,000 Investment
in The Chesapeake Core Growth Fund and the S&P 500® Total Return Index*

Average Annual Total Returns(a) (for periods ended October 31, 2010)
	1 Year	5 Years	10 Years
The Chesapeake Core Growth Fund	13.24%	-2.02%	-1.52%
S&P 500® Total Return Index	16.52%	1.73%	-0.02%

*
The S&P 500 Index is a market capitalization weighted index that is widely used as a barometor of U.S. stock market performance. The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Index. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund. The total returns in the table and graph above do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

4

The Chesapeake Core Growth Fund

The Chesapeake Core Growth Fund vs S&P 500® Total Return Index
Sector Diversification
October 31, 2010 (Unaudited)

Top Ten Holdings
October 31, 2010 (Unaudited)

Security Description	% of Net Assets
Apple, Inc.	4.7%
Humana, Inc.	4.3%
DIRECTV, Inc. - Class A	3.8%
Equinix, Inc.	3.1%
Bank of America Corp.	3.0%
Wells Fargo & Co.	2.8%
FedEx Corp.	2.8%
Oracle Corp.	2.6%
Anadarko Petroleum Corp.	2.6%
Freeport-McMoRan Copper & Gold, Inc.	2.6%

5

The Chesapeake Core Growth Fund Schedule of Investments October 31, 2010
Common Stocks — 99.7%	Shares	Value
Consumer Discretionary — 17.9%
Automobiles — 2.1%
Ford Motor Co. *	235,990	$3,334,539
Harley-Davidson, Inc.	107,505	3,298,253
		6,632,792
Internet & Catalog Retail — 3.6%
Amazon.com, Inc. *	47,431	7,832,755
priceline.com, Inc. *	9,069	3,417,290
		11,250,045
Media — 5.3%
DIRECTV, Inc. - Class A *	272,158	11,827,987
Liberty Media Corp. - Starz - Series A *	68,605	4,494,999
		16,322,986
Multiline Retail — 2.2%
Dollar Tree, Inc. *	132,962	6,822,280

Specialty Retail — 4.7%
Best Buy Co., Inc.	88,810	3,817,054
TJX Cos., Inc. (The)	103,100	4,731,259
Urban Outfitters, Inc. *	193,935	5,967,380
		14,515,693
Consumer Staples — 2.9%
Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	96,205	6,038,788

Food Products — 1.0%
Hershey Co. (The)	59,790	2,959,007

Energy — 9.1%
Energy Equipment & Services — 4.6%
Diamond Offshore Drilling, Inc. (a)	67,505	4,466,131
Halliburton Co.	109,000	3,472,740
McDermott International, Inc. *	399,765	6,168,373
		14,107,244
Oil, Gas & Consumable Fuels — 4.5%
Anadarko Petroleum Corp.	131,225	8,079,523
EOG Resources, Inc.	61,773	5,912,912
		13,992,435
Financials — 10.3%
Capital Markets — 1.2%
Goldman Sachs Group, Inc. (The)	24,214	3,897,243

Commercial Banks — 2.8%
Wells Fargo & Co.	333,175	8,689,204

Diversified Financial Services — 5.3%
Bank of America Corp.	823,070	9,415,921
Citigroup, Inc. *	1,670,353	6,965,372
		16,381,293

6

The Chesapeake Core Growth Fund Schedule of Investments (Continued)
Common Stocks — 99.7% (Continued)	Shares	Value
Financials — 10.3% (Continued)
Real Estate Management & Development — 1.0%
CB Richard Ellis Group, Inc. - Class A *	166,105	$3,048,027

Health Care — 15.5%
Biotechnology — 4.4%
Celgene Corp. *	107,950	6,700,456
Human Genome Sciences, Inc. *	161,070	4,329,562
SIGA Technologies, Inc. *	190,525	2,524,456
		13,554,474
Health Care Providers & Services — 8.9%
Express Scripts, Inc. *	141,472	6,864,222
Humana, Inc. *	229,605	13,383,676
McKesson Corp.	41,585	2,743,778
Medco Health Solutions, Inc. *	88,695	4,659,148
		27,650,824
Pharmaceuticals — 2.2%
Teva Pharmaceutical Industries Ltd. - ADR	133,090	6,907,371

Industrials — 8.4%
Aerospace & Defense — 3.1%
Boeing Co. (The)	91,535	6,466,032
Honeywell International, Inc.	66,815	3,147,655
		9,613,687
Air Freight & Logistics — 2.8%
FedEx Corp.	96,585	8,472,436

Machinery — 2.5%
Danaher Corp.	180,815	7,840,139

Information Technology — 27.8%
Communications Equipment — 1.6%
Research In Motion Ltd. *	85,857	4,889,556

Computers & Peripherals — 9.2%
Apple, Inc. *	48,472	14,583,771
EMC Corp. *	361,240	7,589,652
Hewlett-Packard Co.	145,580	6,123,095
		28,296,518
Electronic Equipment, Instruments & Components — 1.5%
Corning, Inc.	257,999	4,716,222

Internet Software & Services — 6.9%
Akamai Technologies, Inc. *	81,077	4,189,248
Equinix, Inc. *	115,720	9,748,253
Google, Inc. - Class A *	12,279	7,526,904
		21,464,405
IT Services — 2.5%
MasterCard, Inc. - Class A	32,565	7,817,554

7

The Chesapeake Core Growth Fund Schedule of Investments (Continued)
Common Stocks — 99.7% (Continued)	Shares	Value
Information Technology — 27.8% (Continued)
Semiconductors & Semiconductor Equipment — 2.0%
Intel Corp.	302,625	$6,073,684

Software — 4.1%
Oracle Corp.	278,000	8,173,200
salesforce.com, inc. *	38,685	4,490,168
		12,663,368
Materials — 5.9%
Chemicals — 3.3%
Air Products and Chemicals, Inc.	51,305	4,359,386
Lubrizol Corp. (The)	57,515	5,894,712
		10,254,098
Metals & Mining — 2.6%
Freeport-McMoRan Copper & Gold, Inc.	85,250	8,071,470

Telecommunication Services — 1.9%
Wireless Telecommunication Services — 1.9%
America Movil S.A.B. de C.V. - Series L - ADR	100,060	5,729,436

Total Common Stocks (Cost $261,587,496)		$308,672,279

U.S. Treasury Obligations — 1.5%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 1.5%
2.50%, due 07/15/2016 (b) (Cost $4,536,369)	$3,944,851	$4,536,369

Money Market Funds — 0.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.06% (c)	402	$402
Fidelity Institutional Money Market Portfolio - Class I, 0.23% (c)	402	402
Total Money Market Funds (Cost $804)		$804

Total Investments at Value — 101.2% (Cost $266,124,669)		$313,209,452

Liabilities in Excess of Other Assets — (1.2%)		(3,570,843)

Net Assets — 100.0%		$309,638,609

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Security or a portion thereof is out on loan as of October 31, 2010 (Note 1).

(b)	Represents investment of collateral received from securities lending (Note 1).

(c)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2010.

See accompanying notes to financial statements.

8

The Chesapeake Core Growth Fund Statement of Assets and Liabilities October 31, 2010
ASSETS
Investments in securities:
At acquisition cost	$261,588,300
At value (Note 1)	$308,673,083
Investment of collateral from securities loaned	4,536,369
Dividends receivable	151,012
Interest receivable	2,480
Receivable for investment securities sold	3,989,593
Receivable for capital shares sold	179,937
Other assets	26,254
TOTAL ASSETS	317,558,728

LIABILITIES
Line of credit payable (Note 6)	1,453,000
Payable for collateral for securities loaned	4,536,369
Payable for investment securities purchased	1,376,551
Payable for capital shares redeemed	111,845
Payable to Advisor (Note 4)	258,705
Accrued compliance fees (Note 4)	4,300
Accrued distribution fees (Note 4)	112,771
Payable to administrator (Note 4)	29,830
Accrued Trustees’ fees (Note 3)	3,333
Other accrued expenses and liabilities	33,415
TOTAL LIABILITIES	7,920,119

NET ASSETS	$309,638,609

Net assets consist of:
Paid-in capital	$483,400,569
Accumulated net realized losses from security transactions	(220,846,743)
Net unrealized appreciation on investments	47,084,783
NET ASSETS	$309,638,609

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	21,553,934

Net asset value, offering price and redemption price per share (Note 1)	$14.37

See accompanying notes to financial statements.

9

The Chesapeake Core Growth Fund Statement of Operations For the Year Ended October 31, 2010
INVESTMENT INCOME
Dividends	$2,532,813
Foreign withholding taxes on dividends	(10,348)
Securities lending income (Note 1)	2,480
TOTAL INCOME	2,524,945

EXPENSES
Investment advisory fees (Note 4)	3,393,672
Distribution and service plan fees (Note 4)	848,415
Administration fees (Note 4)	254,328
Shareholder account maintenance fees	245,596
Transfer agent fees (Note 4)	71,681
Fund accounting fees (Note 4)	63,909
Compliance service fees (Note 4)	51,639
Postage and supplies	48,975
Registration fees	36,617
Professional fees	35,614
Custodian and bank service fees	33,348
ICI membership fees	21,067
Reports to shareholders	16,555
Trustees’ fees (Note 3)	14,800
Insurance expense	10,537
Interest expense (Note 6)	10,111
Other expenses	11,359
TOTAL EXPENSES	5,168,223
Investment advisory fee reductions (Note 4)	(405,664)
Fees paid indirectly through a directed brokerage arrangement (Note 5)	(82,970)
NET EXPENSES	4,679,589

NET INVESTMENT LOSS	(2,154,644)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(20,704,606)
Net change in unrealized appreciation/depreciation on investments	66,402,555

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	45,697,949

NET INCREASE IN NET ASSETS FROM OPERATIONS	$43,543,305

See accompanying notes to financial statements.

10

The Chesapeake Core Growth Fund Statements of Changes in Net Assets
	Year Ended October 31, 2010	Year Ended October 31, 2009
FROM OPERATIONS
Net investment loss	$(2,154,644)	$(641,402)
Net realized losses from security transactions	(20,704,606)	(184,745,676)
Net change in unrealized appreciation/ depreciation on investments	66,402,555	190,010,970
Net increase in net assets from operations	43,543,305	4,623,892

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	44,253,423	102,103,060
Payments for shares redeemed	(128,974,552)	(258,170,584)
Net decrease in net assets from capital share transactions	(84,721,129)	(156,067,524)

TOTAL DECREASE IN NET ASSETS	(41,177,824)	(151,443,632)

NET ASSETS
Beginning of year	350,816,433	502,260,065
End of year	$309,638,609	$350,816,433

ACCUMULATED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	3,220,618	10,085,976
Shares redeemed	(9,304,039)	(25,826,087)
Net decrease in shares outstanding	(6,083,421)	(15,740,111)
Shares outstanding, beginning of year	27,637,355	43,377,466
Shares outstanding, end of year	21,553,934	27,637,355

See accompanying notes to financial statements.

11

The Chesapeake Core Growth Fund Financial Highlights
Per share data for a share outstanding throughout each year:

	Years Ended October 31,
	2010		2009		2008	2007	2006
Net asset value at beginning of year	$12.69		$11.58		$21.69	$17.66	$16.88

Income (loss) from investment operations:
Net investment loss	(0.10)		(0.02)		(0.05)	(0.09)	(0.07)
Net realized and unrealized gains (losses) on investments	1.78		1.13		(9.25)	4.20	1.11
Total from investment operations	1.68		1.11		(9.30)	4.11	1.04

Less distributions:
From net realized gains on investments	—		—		(0.81)	(0.08)	(0.26)

Net asset value at end of year	$14.37		$12.69		$11.58	$21.69	$17.66

Total return (a)	13.24%		9.59%		(44.45% )	23.38%	6.17%

Net assets at end of year (000’s)	$309,639		$350,816		$502,260	$1,075,504	$792,284

Ratio of gross expenses to average net assets (b)	1.52%		1.61%		1.42%	1.39%	1.42%

Ratio of net expenses to average net assets (Notes 4 and 5)	1.38%		1.32%		1.39%	1.34%	1.35%

Ratio of net investment loss to average net assets	(0.64%	)	(0.19%	)	(0.25% )	(0.46% )	(0.42% )

Portfolio turnover rate	70%		65%		69%	70%	83%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Ratios were determined based on expenses prior to any reductions or refunds of advisory fees or distribution and service fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Notes 4 and 5).

See accompanying notes to financial statements.

12

The Chesapeake Core Growth Fund Notes to Financial Statements October 31, 2010

1. Organization and Significant Accounting Policies

The Chesapeake Core Growth Fund (the “Fund”) is a diversified series of the Gardner Lewis Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940.

The investment objective of the Fund is to seek capital appreciation by investing primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States.

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trust’s Board of Trustees (the “Board”) and will be classified as Level 2 or 3 within the fair value hierarchy depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

13

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$308,672,279	$—	$—	$308,672,279
U.S. Treasury Obligations	—	4,536,369	—	4,536,369
Money Market Funds	804	—	—	804
Total	$308,673,083	$4,536,369	$—	$313,209,452

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the year ended October 31, 2010, the Fund did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held by the Fund during the year ended or as of October 31, 2010.

Share valuation – The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the total value of the Fund’s assets, minus liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned and includes amortization of discounts and premiums.

Common expenses – Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed periodically by the Board.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP and are recorded on the ex-dividend date. There were no distributions paid during the years ended October 31, 2010 and October 31, 2009.

14

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2010:

Cost of portfolio investments	$274,981,392
Gross unrealized appreciation	$54,257,703
Gross unrealized depreciation	(16,029,643)
Net unrealized appreciation	$38,228,060
Capital loss carryforwards	(211,990,020)
Accumulated deficit	$(173,761,960)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

For the year ended October 31, 2010, the Fund reclassified $2,154,644 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

15

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

As of October 31, 2010, the Fund had capital loss carryforwards for federal income tax purposes of $211,990,020, of which $11,439,772 expires on October 31, 2016, $173,543,001 expires on October 31, 2017 and $27,007,247 expires on October 31, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (October 31, 2007 through October 31, 2010) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Lending of portfolio securities – In order to generate additional income, the Fund may lend portfolio securities in an amount up to 25% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities, which are determined by the Fund’s advisor to be creditworthy under guidelines established by the Board. Securities loaned are secured by collateral whose fair value plus accrued interest must always exceed the market value of the securities loaned. The Fund receives compensation in the form of interest on the securities or cash received as collateral for lending securities. The Fund also continues to receive interest or dividends on the securities loaned. Unrealized gain or loss in the fair value of the securities loaned that may occur during the term of the loan is reflected in the net asset value of the Fund. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand. The Fund may experience a loss if the borrower defaults on the loan. During the year ended October 31, 2010, the Fund earned $2,480 from securities lending. As of October 31, 2010, the market value of the securities on loan was $4,465,800 and the value plus accrued interest of the related collateral was $4,538,849.

2. Investment Transactions

During the year ended October 31, 2010, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $234,480,635 and $321,870,451, respectively.

3. Trustees and Officers

A Trustee and certain officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

16

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

Each Trustee of the Trust who is not affiliated with the Advisor receives an annual retainer of $10,000, of which one-half is paid by the Fund. In addition, the Fund pays each such non-interested Trustee $600 for attendance at each Board meeting, either in person or by telephone.

4. Transactions with Affiliates and Other Service Providers to the Fund

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.

In order to limit expenses of the Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust pursuant to which the Advisor has agreed to reduce its fees and to reimburse other expenses until February 28, 2011, so that the total annual operating expenses of the Fund, including, but not limited to, investment advisory fees of the Advisor (exclusive of (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with GAAP, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), incurred by the Fund during the term of the Expense Limitation Agreement (“Fund Operating Expenses”) are limited to 1.40% of the Fund’s average daily net assets. In determining the Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Advisor. Finally, the operating expense limit excludes any “acquired fund fees and expenses” as that item is described in the Fund’s prospectus. Pursuant to the Expense Limitation Agreement, the Fund may reimburse the Advisor for any advisory fee reductions and other expenses assumed and paid by the Advisor during any of the previous three (3) years, less any reimbursements previously paid, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above.

As a result of the Expense Limitation Agreement, the Advisor reduced its investment advisory fees by $405,664 for the year ended October 31, 2010. As of October 31, 2010, the amount of fee reductions available for recoupment by the Advisor totaled

17

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

$1,274,203. The Advisor may recoup these fee reductions no later than the dates as stated below:

November 30, 2011	$142,417
October 31, 2012	726,122
October 31, 2013	405,664
$1,274,203

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Trust reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust. The Fund bears a proportionate share of this fee based on an allocation approved by the Board.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides non-investment related administrative services to the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.075% of the Fund’s average daily net assets up to $500 million, 0.05% of such assets from $500 million to $1 billion, 0.035% of such assets from $1 billion to $2 billion and 0.03% of such assets in excess of $2 billion, subject to a minimum monthly fee of $1,500.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Fund pays Ultimus a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund’s average daily net assets and 0.005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions. For these services, Ultimus receives a fee, payable monthly, at an annual rate of $18 for each direct account and $15 for certain accounts established through financial intermediaries, subject to a minimum fee of $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

18

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

DISTRIBUTION AND SERVICE FEES
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets. During the year ended October 31, 2010, the Fund paid $848,415 in distribution and service fees under the Rule 12b-1 Plan.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. UFD receives no compensation from the Fund for acting as principal underwriter.

5. Directed Brokerage Arrangements

The Advisor has executed certain portfolio trades through brokers who paid a portion of the Fund’s expenses. During the year ended October 31, 2010, the Fund’s expenses were reduced by $82,970 under these arrangements.

6. Bank Line of Credit

The Fund has an unsecured $50,000,000 bank line of credit through its custodian bank that is used for short-term liquidity in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the lender’s prime rate at the time of borrowing. During the year ended October 31, 2010, the Fund incurred $10,111 of interest expense related to the borrowings. Average borrowings outstanding and the average interest rate during the year ended October 31, 2010 was $450,726 and 2.24%, respectively. The largest outstanding borrowing during the year ended October 31, 2010 was $8,505,000. As of October 31, 2010, the Fund had $1,453,000 of outstanding borrowings.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

19

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

9. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

20

The Chesapeake Core Growth Fund Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Gardner Lewis Investment Trust
and Shareholders of The Chesapeake Core Growth Fund

We have audited the accompanying statement of assets and liabilities of The Chesapeake Core Growth Fund, a series of shares of beneficial interest of the Gardner Lewis Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Core Growth Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 17, 2010

21

The Chesapeake Core Growth Fund About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table that follows are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2010) and held until the end of the period (October 31, 2010).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

22

The Chesapeake Core Growth Fund About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 990.40	$6.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	$7.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.38% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Other Information (Unaudited)

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-800-430-3863. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.

23

The Chesapeake Core Growth Fund Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson (age 77) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 8/92	Retired; Previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	2
Mr. Brinson serves as an Independent Trustee of the following: DGHM Investment Trust for the two series of that Trust; The Nottingham Investment Trust II for the four series of that Trust; Hillman Capital Management Investment Trust for the two series of that Trust; Starboard Investment Trust for the eleven series of that Trust; and Tilson Investment Trust for the two series of that Trust (all registered investment companies).

Theo H. Pitt, Jr. (age 74) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting (bank consulting) since 1997; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	2
Mr. Pitt serves as an Independent Trustee of DGHM Investment Trust for the two series of that Trust; and Starboard Investment Trust for the eleven series of that Trust (both registered investment companies).

Interested Trustee*
W. Whitfield Gardner (age 48) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Principal Executive Officer	Since 6/96	Managing Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.	2	None.

*	W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

24

The Chesapeake Core Growth Fund Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
John L. Lewis, IV (age 47) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	President	Since 12/93	Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.
Judy B. Werner (age 48) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 1/05	Chief Compliance Officer of Gardner Lewis Asset Management, L.P.
Robert G. Dorsey (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
John F. Splain, (age 54) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Mark J. Seger (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

25

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited)

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust. At the quarterly meeting of the Board of Trustees of the Trust that was held on October 6, 2010, the Trustees unanimously approved the renewal of the Advisory Agreement for an additional annual term. In considering whether to approve the renewal of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent and quality of the services provided by the Advisor; (2) the investment performance of the Fund; (3) the costs of the services provided and profits realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

1.	Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; and its efforts to promote and market the Fund and grow the Fund’s assets. The Trustees also evaluated the Advisor’s personnel, including the education and experience of the Advisor’s personnel. The Trustees noted that several of the officers of the Trust, including the principal executive officer and

26

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

president of the Trust, were employees of the Advisor and served the Trust without additional compensation. After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short-term and long-term performance of the Fund with the historical returns of its benchmark index (the S&P 500 Index), comparable funds with similar objectives managed by other investment advisors and aggregated peer group data derived from the Morningstar database. The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies. The Trustees noted that the Fund’s performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund’s performance was generally comparable to its peer group. After reviewing and discussing the short-term and long-term investment performance of the Fund, the Advisor’s experience in managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.	Costs of the Services Provided and Profits Realized by the Advisor

In considering the costs of the services provided and profits realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (i) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (ii) the asset level of the Fund; (iii) the overall expenses of the Fund in light of the Fund’s expense limitation arrangement with the Advisor; (iv) the nature and frequency of advisory fee payments; (v) the Advisor’s staffing, personnel, and methods of operating; and (vi) the Advisor’s compliance policies and procedures. The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund. The Trustees noted that the Fund utilizes brokerage commission recapture programs to help offset Fund expenses. The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

27

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

The Trustees then compared the fees and expenses of the Fund (including the advisory fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors. It was noted that a comparison of fees the Advisor would charge other clients would not necessarily be useful in considering the fees charged to the Fund, as the Advisor suggested that the services rendered to the two types of clients were sufficiently different. The Trustees noted that the advisory fee of the Fund in comparison to the advisory fees of its identified comparable funds was higher than some funds but lower than others, although the Fund’s overall net expense ratio was generally comparable to its peers. Following the foregoing comparisons and after further discussion on this point, the Board concluded that the fees paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what would have been negotiated at arm’s length.

4.	Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the advisory fee for the Fund would remain the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. The Trustees also noted that the Fund’s shareholders would likely experience benefits from expense limitation arrangements that are in place between the Advisor and the Fund. The Trustees agreed that it was not appropriate to introduce fee breakpoints at the present time. The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the advisory fees. Following further discussion of the Fund’s asset level, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

5.	Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practice for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund, the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are

28

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

reasonable in relation to the value of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor. The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others: order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation. The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund. After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

6.	Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined by the Investment Company Act of 1940), approved the renewal of the Advisory Agreement.

29

The Chesapeake Core Growth Fund
is a series of
Gardner Lewis Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

The Chesapeake Core Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Gardner Lewis Asset Management 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317

Toll-Free Telephone:

1-800-430-3863

World Wide Web @:

www.chesapeakefunds.com

The Chesapeake Growth Fund Annual Report October 31, 2010
Investment Advisor	Administrator
Gardner Lewis Asset Management, L.P.	Ultimus Fund Solutions, LLC
285 Wilmington-West Chester Pike	P.O. Box 46707
Chadds Ford, Pennsylvania 19317	Cincinnati, Ohio 45246-0707
www.chesapeakefunds.com	1-800-430-3863

The Chesapeake Growth Fund
Management Discussion of Fund Performance

November 24, 2010

Market Environment:  When the fiscal year began in November 2009, the market was just coming off a consolidation after rallying over 60% during a 6-month period that began in early March.  The brief pause gave way to another push higher through the end of the calendar year and into mid-January, as prospects for a global economic recovery gained better footing.  Strong businesses that had overcome the recessionary storm and were thriving in their respective markets were seeing the prices of their stocks being rewarded accordingly.

The remainder of the fiscal year consisted of a series of volatile shifts, as investor sentiment appeared to swing primarily on macro concerns.  The selloff in mid-January, while companies were broadly reporting very positive earnings results, seemed to be driven by concerns about China tightening monetary policy, sovereign debt concerns in Europe, and attacking rhetoric from Washington on both the health care and banking industries.

The market then reversed course and rallied into late April, hitting a 17-month high amidst another strong earnings season and improving economic data, including the best jobs growth in 3 years, a 5-year high for manufacturing data, and solid home sales figures. Shortly after hitting that peak, however, the market was derailed by a potent combination of BP’s Gulf of Mexico disaster, renewed fears of a European debt crisis and slowdown in China, and continued uncertainty revolving around forthcoming policy change in the United States.

A July rally that was stoked by yet another solid earnings season was largely undone in August when weaker global economic data brought the return of “double dip” fears, with the uncertainty feeding continuing outflows from equities into fixed income investments.  The bumpy year saw another directional change in September when the market shook off the pessimism and rebounded to post its largest September gain since the 1930s.

September’s historic move carried into October, with the market finishing the fiscal year not far off from its high-point for the year.  Broad-based earnings strength and the anticipation of quantitative easing from the Fed fueled gains each week, leading up to the midterm elections that many expected would provide some clarity for the business environment, which is encouraging as we head into the new fiscal period.

The Chesapeake Growth Fund
Management Discussion of Fund Performance (Continued)

Portfolio Review.  The following table breaks out the holdings of The Chesapeake Growth Fund (the “Fund”) by economic sector and compares 2009 and 2010 fiscal year-end holdings.

Economic Sector	10/31/2009	10/31/2010
Consumer Descretionary	18%	26%
Consumer Staples	3%	0%
Energy	7%	6%
Financials	17%	9%
Health Care	16%	18%
Industrials	4%	7%
Information Technology	27%	25%
Materials	4%	6%
Telecommunication Services	2%	3%
Utilities	2%	0%

The most significant sector shifts in the Fund during the fiscal year were decreases in Information Technology and Financials, with that capital being mostly redeployed to Consumer Discretionary and Industrials.

During the Fund’s fiscal year, nearly all sectors contributed positively to portfolio gains.  Consumer Discretionary, Information Technology, and Health Care posted the strongest positive contributions to overall returns, and half of the portfolio’s sectors had returns in excess of 20%, led by a gain of over 50% in Industrials.  Only Consumer Staples and Utilities posted negative contributions, but their impact on the portfolio’s results was limited as they were the two smallest exposures in the portfolio.

The Fund’s most significant individual contributors to gains this fiscal year were SIGA Technologies (drug manufacturer), Acacia Research (patent research services), Humana (health care plans), Apple Computer (consumer electronics), and DIRECTV (digital television services).  The principal detractors were Vermillion (diagnostic testing), Concord Medical (hospital services), Bank of America (diversified banking services), J Crew Group (apparel stores), and Research in Motion (wireless communications).

The total return for the Fund’s Institutional shares of 21.55% this fiscal year compares to 16.52% for the S&P 500 Index.

The Chesapeake Growth Fund
Management Discussion of Fund Performance (Continued)

Outlook.

The recent volatility and uncertainty seem to have driven many individual investors from equity markets and caused many institutions to significantly cut their allocations to the asset class, choosing instead to seek comfort in nearly nonexistent yields provided by fixed income instruments.  We think this herd mentality presents great opportunity for fundamental investors, like us, who conduct diligent company-level research.  In fact, we believe the stock-picking opportunity to be as good as any we have seen and that many who think they are de-risking their portfolios will ultimately be proven to have done just the opposite.

We believe the tone in the markets is improving and we are starting to see differentiation among stocks, which, to us, is a welcome sign.  As we exit election season, we believe some of the market’s volatility will ease and businesses will start to gain some clarity about both tax and regulatory direction from Washington, allowing them to return to forward planning.  The removal of these uncertainties provides a backdrop that could help many stocks thrive after appearing to have been held back for much of the past year.

We are pleased with the results our companies have posted this year.  While the reaction to those results hasn’t always been as strong as we would have liked thus far, we believe that psychology will shift, ultimately rewarding these companies and delivering results for our investors.

Sincerely,

W. Whitfield Gardner	John L. Lewis

The views in the foregoing discussion were those of the Fund’s investment adviser as of the date set forth above and may not reflect their views on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee waivers and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

The Chesapeake Growth Fund - Institutional Shares

Comparison of the Change in Value of a $250,000 Investment in
The Chesapeake Growth Fund - Institutional Shares(a), the S&P 500® Total Return Index,
the Russell 3000® Growth Index and the Russell 2000® Growth Index

Average Annual Total Returns (b) (for periods ended October 31, 2010)

	1 Year	5 Years	10 Years
The Chesapeake Growth Fund - Institutional Shares	21.55%	3.05%	-2.50%
The Chesapeake Growth Fund - Investor Shares	21.17%	2.85%	-2.85%
S&P 500® Total Return Index	16.52%	1.73%	-0.02%
Russell 3000® Growth Index	20.31%	3.28%	-2.25%
Russell 2000® Growth Index	28.67%	3.99%	1.15%

* The S&P 500 Index and the Russell Indices are market capitalization weighted indices that are widely used as barometers of U.S. stock market performance.  The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Index.  All of the indices shown are unmanaged and shown for illustration purposes only.  An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a) The line graph above represents performance of Institutional Shares only, which will vary from the performance of Investor Shares based on the difference in fees paid by shareholders in the different classes.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund.  The total returns in the graph and chart above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Chesapeake Growth Fund
Portfolio Information (Unaudited)

Top 10 Equity Holdings
October 31, 2010

Security Description	% of Net Assets
Humana, Inc.	4.6%
SIGA Technologies, Inc.	4.3%
Apple, Inc.	4.2%
DIRECTV, Inc. - Class A	3.6%
Equinix, Inc.	3.1%
Autoliv, Inc.	2.9%
Express Scripts, Inc.	2.8%
CB Richard Ellis Group, Inc. - Class A	2.8%
Bank of America Corp.	2.8%
Acacia Research Corp.	2.6%

The Chesapeake Growth Fund
Schedule of Investments
October 31, 2010

Common Stocks - 99.7%	Shares	Value
Consumer Discretionary - 26.0%
Auto Components - 4.2%
Autoliv, Inc.	5,190	$370,047
Gentex Corp.	8,335	166,533
		536,580
Automobiles - 2.0%
Harley-Davidson, Inc.	8,270	253,724

Diversified Consumer Services - 1.2%
Bridgepoint Education, Inc. *	10,715	152,582

Internet & Catalog Retail - 3.8%
Amazon.com, Inc. *	1,335	220,462
Liberty Media Corp. - Interactive - Series A *	17,980	265,385
		485,847
Media - 11.4%
DIRECTV, Inc. - Class A *	10,610	461,110
Discovery Communications, Inc. - Class C *	4,720	183,419
DreamWorks Animation SKG, Inc. - Class A *	7,250	255,925
Liberty Media Corp. - Capital - Series A *	5,230	300,934
Liberty Media Corp. - Starz - Series A *	3,555	232,924
		1,434,312
Specialty Retail - 3.4%
J. Crew Group, Inc. *	5,165	165,228
Urban Outfitters, Inc. *	8,470	260,622
		425,850
Energy - 6.2%
Energy Equipment & Services - 1.8%
McDermott International, Inc. *	15,070	232,530

Oil, Gas & Consumable Fuels - 4.4%
Anadarko Petroleum Corp.	4,340	267,214
Pioneer Natural Resources Co.	4,040	281,992
		549,206
Financials - 9.1%
Diversified Financial Services - 6.3%
Bank of America Corp.	31,010	354,754
Citigroup, Inc. *	52,445	218,696

The Chesapeake Growth Fund
Schedule of Investments (Continued)

Common Stocks - 99.7% (Continued)	Shares	Value
Financials - 9.1% (Continued)
Diversified Financial Services - 6.3% (Continued)
MarketAxess Holdings, Inc.	11,835	$215,042
		788,492
Real Estate Management & Development - 2.8%
CB Richard Ellis Group, Inc. - Class A *	19,470	357,275

Health Care - 18.1%
Biotechnology - 6.1%
Human Genome Sciences, Inc. *	6,340	170,419
PharmAthene, Inc. *	16,190	56,827
SIGA Technologies, Inc. *	41,155	545,304
		772,550
Health Care Equipment & Supplies - 2.5%
ResMed, Inc. *	8,610	274,401
Vermillion, Inc. *	7,010	35,470
		309,871
Health Care Providers & Services - 7.4%
Express Scripts, Inc. *	7,375	357,835
Humana, Inc. *	9,995	582,609
		940,444
Pharmaceuticals - 2.1%
Teva Pharmaceutical Industries Ltd. - ADR	5,230	271,437

Industrials - 7.0%
Electrical Equipment - 1.1%
LSI Industries, Inc.	14,695	135,929

Machinery - 2.0%
Barnes Group, Inc.	13,865	252,204

Professional Services - 2.6%
Acacia Research Corp. *	12,450	331,419

Transportation Infrastructure - 1.3%
Aegean Marine Petroleum Network, Inc.	10,710	171,467

Information Technology - 24.6%
Communications Equipment - 3.1%
Nokia Corp. - ADR	16,625	177,555

The Chesapeake Growth Fund
Schedule of Investments (Continued)

Common Stocks - 99.7% (Continued)	Shares	Value
Information Technology - 24.6% (Continued)
Communications Equipment - 3.1% (Continued)
Plantronics, Inc.	6,055	$217,253
		394,808
Computers & Peripherals - 6.0%
Apple, Inc. *	1,780	535,548
Xyratex Ltd. *	14,070	217,804
		753,352
Electronic Equipment, Instruments & Components - 2.8%
Corning, Inc.	9,410	172,015
Power-One, Inc. *	18,065	188,057
		360,072
Internet Software & Services - 3.1%
Equinix, Inc. *	4,659	392,474

IT Services - 1.9%
MasterCard, Inc. - Class A	987	236,939

Semiconductors & Semiconductor Equipment - 7.0%
Advanced Energy Industries, Inc. *	9,020	129,527
Anadigics, Inc. *	45,700	309,389
Lam Research Corp. *	3,750	171,713
Veeco Instruments, Inc. *	6,465	270,560
		881,189
Software - 0.7%
Sourcefire, Inc. *	3,625	85,514

Materials - 6.3%
Chemicals - 4.2%
Albemarle Corp.	4,970	249,146
Lubrizol Corp. (The)	2,781	285,025
		534,171
Containers & Packaging - 2.1%
Crown Holdings, Inc. *	8,165	262,831

The Chesapeake Growth Fund
Schedule of Investments (Continued)

Common Stocks - 99.7% (Continued)	Shares	Value
Telecommunication Services - 2.4%
Wireless Telecommunication Services - 2.4%
NII Holdings, Inc. *	7,200	$301,032

Total Common Stocks (Cost $9,891,146)		$12,604,101

Money Market Funds - 0.3%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.06% (a)	17,961	$17,961
Fidelity Institutional Money Market Portfolio - Class I, 0.23% (a)	17,961	17,961
Total Money Market Funds (Cost $35,922)		$35,922

Total Investments at Value - 100.0% (Cost $9,927,068)		$12,640,023

Other Assets in Excess of Liabilities - 0.0%		3,071

Net Assets - 100.0%		$12,643,094

ADR - American Depositary Receipt.

*	Non-income producing security.
(a)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2010.

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Statement of Assets and Liabilities
October 31, 2010
ASSETS
Investments in securities:
At acquisition cost	$9,927,068
At value (Note 1)	$12,640,023
Dividends receivable	914
Receivable for investment securities sold	92,545
Other assets	7,675
TOTAL ASSETS	12,741,157

LIABILITIES
Payable for investment securities purchased	71,154
Payable to administrator (Note 4)	5,738
Accrued Trustees' fees (Note 3)	3,333
Accrued compliance fees (Note 4)	710
Accrued distribution and service plan fees (Note 4)	430
Other accrued expenses	16,698
TOTAL LIABILITIES	98,063

NET ASSETS	$12,643,094

Net assets consist of:
Paid-in capital	$12,446,733
Accumulated net realized losses from security transactions	(2,516,594)
Net unrealized appreciation on investments	2,712,955
NET ASSETS	$12,643,094

PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional shares	$9,704,016
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	705,251
Net asset value, offering price and redemption price per share (Note 1)	$13.76

PRICING OF INVESTOR SHARES
Net assets applicable to Investor shares	$2,939,078
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	229,267
Net asset value, offering price and redemption price per share (Note 1)	$12.82

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Statement of Operations
For the Year Ended October 31, 2010
INVESTMENT INCOME
Dividends (Net of foreign tax witholding of $357)	$39,472

EXPENSES
Investment advisory fees (Note 4)	120,933
Professional fees	34,684
Fund accounting fees (Note 4)	32,256
Transfer agent fees, Institutional shares (Note 4)	16,500
Transfer agent fees, Investor shares (Note 4)	6,000
Administration fees (Note 4)	18,000
Registration fees, Common	10,701
Registration fees, Institutional shares	2,674
Registration fees, Investor shares	4,614
Reports to shareholders	7,243
Trustees' fees (Note 3)	14,800
Compliance service fees (Note 4)	8,361
Postage and supplies	7,234
Custodian and bank service fees	5,238
Distribution and service plan fees, Investor shares (Note 4)	3,743
Insurance expense	3,386
Other expenses	10,836
TOTAL EXPENSES	307,203
Investment advisory fee reductions (Note 4)	(80,410)
Fees paid indirectly through a directed brokerage arrangement (Note 5)	(4,354)
NET EXPENSES	222,439

NET INVESTMENT LOSS	(182,967)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	563,729
Net change in unrealized appreciation/depreciation on investments	2,034,505
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,598,234

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,415,267

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	October 31,	October 31,
	2010	2009
FROM OPERATIONS
Net investment loss	$(182,967)	$(182,506)
Net realized gains (losses) from security transactions	563,729	(2,002,600)
Net change in unrealized appreciation/depreciation on investments	2,034,505	4,345,531
Net increase in net assets from operations	2,415,267	2,160,425

FROM CAPITAL SHARE TRANSACTIONS
INSTITUTIONAL SHARES
Proceeds from shares sold	114,374	126,954
Payments for shares redeemed	(1,160,971)	(487,036)
Net decrease in net assets from Institutional shares capital share transactions	(1,046,597)	(360,082)

INVESTOR SHARES
Payments for shares redeemed	(376,438)	(460,304)

TOTAL INCREASE IN NET ASSETS	992,232	1,340,039

NET ASSETS
Beginning of year	11,650,862	10,310,823
End of year	$12,643,094	$11,650,862

ACCUMULATED NET INVESTMENT INCOME	$-	$-

SUMMARY OF CAPITAL SHARE ACTIVITY
INSTITUTIONAL SHARES
Shares sold	9,289	13,433
Shares redeemed	(88,650)	(60,132)
Net decrease in shares outstanding	(79,361)	(46,699)
Shares outstanding, beginning of year	784,612	831,311
Shares outstanding, end of year	705,251	784,612

INVESTOR SHARES
Shares redeemed	(32,478)	(57,181)
Decrease in shares outstanding	(32,478)	(57,181)
Shares outstanding, beginning of year	261,745	318,926
Shares outstanding, end of year	229,267	261,745

See accompanying notes to financial statements.

The Chesapeake Growth Fund - Institutional Shares
Financial Highlights
Per share data for a share outstanding throughout each year:

	Years Ended October 31,

	2010		2009		2008	2007		2006
Net asset value at beginning of year	$11.32		$9.12		$17.07	$12.58		$11.84

Income (loss) from investment operations:
Net investment loss	(0.19)		(0.17)		(0.08)	(0.31)		(0.27)
Net realized and unrealized gains (losses)
on investments	2.63		2.37		(7.87)	4.80		1.01
Total from investment operations	2.44		2.20		(7.95)	4.49		0.74

Net asset value at end of year	$13.76		$11.32		$9.12	$17.07		$12.58

Total return (a)	21.55%		24.12%		(46.57% )	35.69%		6.25%

Net assets at end of year (000's)	$9,704		$8,882		$7,585	$6,542		$9,297

Ratio of gross expenses to average net assets (b)	2.47%		2.83%		2.44%	2.97%		2.11%

Ratio of net expenses to average net assets (Notes 4 and 5)	1.77%		2.25%		1.59%	2.91%		2.05%

Ratio of net investment loss to average net assets	(1.44%	)	(1.76%	)	(0.86% )	(2.02%	)	(1.46%	)

Portfolio turnover rate	83%		80%		113%	73%		71%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Notes 4 and 5).

See accompanying notes to financial statements.

The Chesapeake Growth Fund - Investor Shares
Financial Highlights
Per share data for a share outstanding throughout each year:

	Years Ended October 31,

	2010		2009		2008	2007		2006

Net asset value at beginning of year	$10.58		$8.55		$16.06	$11.87		$11.14

Income (loss) from investment operations:
Net investment loss	(0.22)		(0.19)		(0.16)	(0.35)		(0.24)
Net realized and unrealized gains (losses)
on investments	2.46		2.22		(7.35)	4.54		0.97
Total from investment operations	2.24		2.03		(7.51)	4.19		0.73

Net asset value at end of year	$12.82		$10.58		$8.55	$16.06		$11.87

Total return (a)	21.17%		23.74%		(46.76% )	35.30%		6.55%

Net assets at end of year (000's)	$2,939		$2,769		$2,725	$5,280		$4,213

Ratio of gross expenses to average net assets (b)	2.76%		3.05%		2.71%	3.21%		2.39%

Ratio of net expenses to average net assets (Notes 4 and 5)	2.06%		2.49%		1.89%	3.15%		2.30%

Ratio of net investment loss to average net assets	(1.73%	)	(2.00%	)	(1.16% )	(2.26%	)	(1.71%	)

Portfolio turnover rate	83%		80%		113%	73%		71%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Notes 4 and 5).

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Notes to Financial Statements
October 31, 2010

1.	Organization and Significant Accounting Policies

The Chesapeake Growth Fund (the “Fund”) is a diversified series of the Gardner Lewis Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940.

The investment objective of the Fund is to seek capital appreciation by investing primarily in equity securities of companies without regard to capitalization.

The Fund currently offers two classes of shares:  Institutional shares (sold without any sales loads or distribution fees) and Investor shares (sold without any sales loads, but subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Investor shares).  Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all material respects except that (1) Investor shares bear distribution fees; (2) certain other class-specific expenses will be born solely by the class to which such expenses are attributable; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued at its last bid price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees (the “Board”) and will be classified as Level 2 or 3 within the fair value hierarchy depending on the inputs used.  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  For disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2010:

	Level 1	Level 2	Level 3	Total

Common Stocks	$12,604,101	$-	$-	$12,604,101
Money Market Funds	35,922	-	-	35,922

Total	$12,640,023	$-	$-	$12,640,023

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type.  During the year ended October 31, 2010, the Fund did not have any significant transfers in and out of Level 1 or Level 2.  There were no Level 3 securities or derivative instruments held by the Fund during the year or as of October 31, 2010.

Share valuation – The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business.  The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund’s assets attributable to that class, minus liabilities attributable to that class, by the number of shares outstanding of that class.  The offering price and redemption price per share of each class of shares is equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date.  Cost of securities sold is determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned and includes amortization of discounts and premiums.

Common expenses – Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed periodically by the Board.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are generally declared and paid at least annually.  The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP and are recorded on the ex-dividend date.  There were no shareholder distributions paid during the years ended October 31, 2010 and October 31, 2009.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses of the Fund which are not attributable to a specific class are generally allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2010:

Cost of portfolio investments	$10,241,520
Gross unrealized appreciation	$3,398,948
Gross unrealized depreciation	(1,000,445)
Net unrealized appreciation	$2,398,503
Capital loss carryforwards	(2,202,142)
Accumulated earnings	$196,361

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

During year ended October 31, 2010, the Fund reclassified $182,967 of net investment loss against paid-in capital on the Statement of Assets and Liabilities.  Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has not effect on the Fund’s net assets or net asset value per share.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

During the year ended October 31, 2010, the Fund utilized capital loss carryforwards of $791,079 to offset current year realized gains.

As of October 31, 2010, the Fund had the following capital loss carryforwards for federal income tax purposes:

Amount	Expires October 31,

$281,852	2016
1,920,290	2017
$2,202,142

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

During the year ended October 31, 2010, the Fund reclassified accumulated net realized losses of $24,727,025 against paid-in capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards.  Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is "more-likely-than-not" to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2007 through October 31, 2010) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2.	Investment Transactions

During the year ended October 31, 2010, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $9,886,960 and $11,141,627, respectively.

3.	Trustees and Officers

A Trustee and certain officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

Each Trustee of the Trust who is not affiliated with the Advisor receives an annual retainer of $10,000, of which one-half is paid by the Fund.  In addition, the Fund pays each such non-interested Trustee $600 for attendance at each Board meeting, either in person or by telephone.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

4.	Transactions with Affiliates and Service Providers

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund.  For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a Fee Reduction Agreement effective March 1, 2010, the Advisor has contractually agreed to reduce it advisory fee in whole until February 28, 2011.  Accordingly, during the year ended October 31, 2010, the Advisor reduced its investment advisory fees in the amount of $80,410.

Prior to March 1, 2010, the Advisor contractually agreed to reduce its advisory fees and to assume other expenses of the Fund, provided the Fund’s net assets were less than $11 million, in order that the aggregate expenses of every character, including but not limited to investment advisory fees of the Advisor (exclusive of (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with GAAP, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), for Institutional shares and Investor shares would not exceed 2.75% and 3.00% (“Fund Operating Expenses”), respectively, of average daily net assets.  In determining Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements were added to the aggregate expenses so as not to benefit the Advisor.  Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements were not taken into account in determining the Fund Operating Expenses so as to benefit the Advisor.  Finally, the operating expense limit excluded any “acquired fund fees and expenses” as that term is described in the Fund’s prospectus.

Pursuant to the Fee Reduction Agreement, the Advisor may recoup from the Fund any advisory fee reductions and expense reimbursements by the Advisor for a period of three years from such fee reduction or expense reimbursement, provided that the Fund is able to make such repayment without causing the total ordinary operating expenses of the Fund to exceed the limitations set forth above.  During the year ended October 31, 2010, the Advisor did not recoup from the Fund any previous investment advisory fee reductions and expense reimbursements. As of October 31, 2010, the amount of fee reductions and expense reimbursements available for recoupment by the Advisor totaled $231,804.

As of October 31, 2010, the Advisor may recoup these fee reductions and expense reimbursements no later than the dates as stated below:

October 31, 2011	$97,418
November 30, 2011	2,784
October 31, 2012	51,192
October 31, 2013	80,410
$231,804

The Chief Compliance Officer of the Trust is an employee of the Advisor.  The Trust reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust.  The Fund bears a proportionate share of this fee based on an allocation approved by the Board.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides non-investment related administrative services to the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board.  For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.075% of the Fund’s average daily net assets up to $500 million, 0.05% of such assets from $500 million to $1 billion, 0.035% of such assets from $1 billion to $2 billion and 0.03% of such assets in excess of $2 billion, subject to a minimum monthly fee of $1,500.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share for each class and maintains the financial books and records of the Fund.  For these services, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund’s average daily net assets and 0.005% of such assets in excess of $500 million.  Effective March 1, 2010, Ultimus has agreed to discount its fees under the Fund Accounting Agreement by 20% for a period of one year.  In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions.  For these services, Ultimus receives a fee from each class of shares, payable monthly, at an annual rate of $18 for each direct account and $15 for certain accounts established through financial intermediaries; provided, however, that the minimum monthly fee for the first class of shares is $1,000 if such class has 25 accounts or less, $1,250 if such class has more than 25 accounts but less than 100 accounts and $1,500 per month if such class has 100 accounts or more.  The minimum monthly fee is increased by $500 for each additional class of shares.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

DISTRIBUTION AND SERVICE FEES
The Trust has adopted a distribution plan for Investor shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets allocable to Investor shares.  During the year ended October 31, 2010, Investor shares incurred $3,743 in distribution and service fees under the Rule 12b-1 Plan.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund.  UFD receives no compensation from the Fund for acting as principal underwriter.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

5.	Directed Brokerage Arrangements

The Advisor has executed certain portfolio trades through brokers who paid a portion of the Fund’s expenses.  During the year ended October 31, 2010, the Fund’s expenses were reduced by $4,354 under these arrangements.

6.	Contingencies and Commitments

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

7.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

8.	Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Gardner Lewis Investment Trust
and Shareholders of The Chesapeake Growth Fund

We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund, a series of shares of beneficial interest of the Gardner Lewis Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Growth Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 17, 2010

The Chesapeake Growth Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, Rule 12b- distribution (if applicable to your class) and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2010) and held until the end of the period (October 31, 2010).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

The Chesapeake Growth Fund
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report.  For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Institutional shares
	Beginning Account Value May 1, 2010	Ending Account Value Oct. 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,031.50	$6.76
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.55	$6.72
* Expenses are equal to Institutional’s annualized expense ratio of 1.32% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Investor shares
	Beginning Account Value May 1, 2010	Ending Account Value Oct. 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,029.70	$8.59
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,016.74	$8.54
* Expenses are equal to Investor’s annualized expense ratio of 1.68% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Chesapeake Growth Fund
Other Information (Unaudited)

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  The filings are available free of charge, upon request, by calling the Trust toll free at 1-800-430-3863.  Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.

The Chesapeake Growth Fund
Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson (age 77) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 8/92	Retired; Previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	2
Mr. Brinson serves as an Independent Trustee of the following: DGHM Investment Trust for the two series of that Trust; The Nottingham Investment Trust II for the four series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Starboard Investment Trust for the eleven series of that Trust; and Tilson Investment Trust for the two series of that Trust (all registered investment companies).

Theo H. Pitt, Jr. (age 74) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting (bank consulting) since 1997; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003 - 2008.	2
Mr. Pitt serves as an Independent Trustee of DGHM Investment Trust for the two series of that Trust; and Starboard Investment Trust for the eleven series of that Trust (both registered investment companies).

Interested Trustee*
W. Whitfield Gardner (age 47) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Principal Executive Officer	Since 6/96	Managing Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.	2	None
* W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

The Chesapeake Growth Fund
Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
John L. Lewis, IV (age 46) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	President	Since 12/93	Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.
Judy B. Werner (age 47) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 1/05	Chief Compliance Officer of Gardner Lewis Asset Management, L.P.
Robert G. Dorsey (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
John F. Splain (age 54) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Mark J. Seger (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust.  At the quarterly meeting of the Board of Trustees of the Trust that was held on October 6, 2010, the Trustees unanimously approved the renewal of the Advisory Agreement for an additional annual term.  In considering whether to approve the continuance of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent and quality of the services provided by the Advisor; (2) the investment performance of the Fund; (3) the costs of the services provided and profits realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

1.	Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; and its efforts to promote and market the Fund and grow the Fund’s assets.  The Trustees also evaluated the Advisor’s personnel, including the education and experience of the Advisor’s personnel.  The Trustees noted that several of the officers of the Trust, including the principal executive officer and president of the Trust, were employees of the Advisor and served the Trust without additional compensation.  After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)
(Continued)

2.	Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short and long-term performance of the Fund with the historical returns of its benchmark index (the S&P 500 Index), comparable funds with similar objectives managed by other investment advisors and aggregated peer group data derived from the  Morningstar database.  The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies.  The Trustees noted the Fund’s performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund’s performance was generally comparable to its peer group.  After reviewing and discussing the short-term and long-term investment performance of the Fund, the Advisor’s experience in managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.	Costs of the Services Provided and Profits Realized by the Advisor

In considering the costs of the services provided and profits realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (i) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (ii) the asset level of the Fund; (iii) the overall expenses of the Fund in light of the Fund’s expense limitation arrangement with the Advisor; (iv) the nature and frequency of advisory fee payments; (v) the Advisor’s staffing, personnel, and methods of operating; and (vi) the Advisor’s compliance policies and procedures.  The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund.  The Trustees noted that the Fund utilizes brokerage commission recapture programs to help offset Fund expenses.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

The Trustees then compared the fees and expenses of the Fund (including the advisory fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors.  It was noted that a comparison of fees the Advisor would charge other clients would not necessarily be useful in considering the fees charged to the Fund, as the Advisor suggested that the services rendered to the two types of clients were sufficiently different.  The Trustees noted that the advisory fee of the Fund in comparison to the advisory fees of its identified comparable funds was higher than some funds but lower than others and that the Fund’s overall net expense ratio was generally comparable to its peers.  Following the foregoing comparisons and after further discussion on this point, the Board concluded that the fees paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what would have been negotiated at arm’s length.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)
(Continued)

4.	Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the advisory fee for the Fund would remain the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor.  The Trustees also noted that the Fund’s shareholders would likely experience benefits from fee reduction arrangements that are in place between the Advisor and the Fund.  The Trustees agreed that it was not appropriate to introduce fee breakpoints at the present time.  The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the advisory fees.  Following further discussion of the Fund’s asset level, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

5.	Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practice for seeking best execution for the Fund’s portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund, the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are reasonable in relation to the value of the services provided.  The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor.  The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others:  order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation.  The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund.  After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)
(Continued)

6.	Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined by the Investment Company Act of 1940), approved the renewal of the Advisory Agreement.

The Chesapeake Growth Fund
is a series of
Gardner Lewis Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

The Chesapeake Growth Fund	Gardner Lewis Asset Management
c/o Ultimus Fund Solutions, LLC	285 Wilmington-West Chester Pike
P.O. Box 46707	Chadds Ford, Pennsylvania 19317
Cincinnati, Ohio 45246-0707

Toll-Free Telephone:

1-800-430-3863

World Wide Web @:

www.chesapeakefunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The registrant believes that the registrant’s current audit committee has sufficient knowledge and experience to meet its obligations as an audit committee of the registrant, but the registrant’s board of trustees has determined that it would consider naming or finding a qualified candidate who meets the requirements of an audit committee financial expert should there be a need or desire to appoint such a person in the future.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,750 and $29,750 with respect to the registrant’s fiscal years ended October 31, 2010 and 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 and $5,000 with respect to the registrant’s fiscal years ended October 31, 2010 and 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2010 and 2009, aggregate non-audit fees of $5,000 and $5,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Code of ethics required by Item 2 of Form N-CSR.

(a)(2)	Certifications for each principal executive officer and principal financial officer of the registrant required by Rule 30a-2(a) under the Act.

(b)	Certifications for each principal executive officer and principal financial officer of the registrant required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Gardner Lewis Investment Trust

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive Officer (Principal Executive Officer)

Date	January 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive Officer (Principal Executive Officer)

Date	January 3, 2011

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer (Principal Financial Officer)

Date	January 3, 2011

* Print the name and title of each signing officer under his or her signature.